                                                                       EXHIBIT 2


                     VALUE HOLDINGS, INC. AND SUBSIDIARIES
                      PRO-FORMA CONSOLIDATED BALANCE SHEET
                                  (UNAUDITED)

                                     ASSETS
                                                                                                 PRO-FORMA               PRO-FORMA
                                                                           MAY 31,              ADJUSTMENTS               MAY 31,
                                                                             1996               CONVERSION                 1996
                                                                      BALANCE REFLECTING      OF FOREST HILL            REFLECTING
                                                                      AUDIT ADJUSTMENTS       NOTE RECEIVABLE           CONVERSION
                                                                      -----------------       ---------------           ----------
Current Assets
  Cash                                                                $         13,022                                 $     13,022
  Accounts receivable                                                           11,025
  Notes receivable
    Virilite Neutracutical Corp., net of deferred gain of
     $86,251 at May 31, and $172,502 at February 29                             13,749                                       13,749
  Other                                                                        121,314                                      121,314
Prepaid expenses and other assets                                               73,057                (45,824)  **           27,233
                                                                      ----------------                                 ------------
                                                                               232,167                                      186,343

Receivables from Stockholders                                                   52,542                                       52,542

Investment in Affiliated Companies                                             283,987              1,656,250             1,940,237

Property and Equipment-Net of
  accumulated depreciation                                                     543,083                                      543,083

Cost in Excess of Net Assets
  of Business Acquired                                                         860,625                                      860,625

Intangible Assets                                                            1,640,859                                    1,640,859

Note Receivable - Affiliate                                                    770,426               (770,426)                    0

Other Assets                                                                    40,448                                       40,448
                                                                      ----------------                                -------------
                                                                      $      4,424,137                                $   5,265,137
                                                                      ================                                =============

                          LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
  Note payable other                                                  $         43,500                                $      43,500
  Notes payable, stockholders and directors                                    345,502                                      345,502
  Accounts payable                                                             583,061                                      583,061
  Payroll and sales taxes payable                                            1,163,046                                    1,163,046
  Accrued liabilities, other                                                   209,403                                      209,403
                                                                      ----------------                                -------------
                                                                             2,344,512                                    2,344,512
                                                                      ----------------                                -------------

Long Term Liability, Stockholder                                               287,875                                      287,875

Stockholders' Equity
  Series A preferred stock par value $.0001,
  20,000,000 shares authorized, 750,000 issued
  and outstanding at May 31, 1996 and February 29,
  1996 at liquidation value                                                    750,000                                      750,000
 Stock conversion rights                                                     1,180,000                                    1,180,000
 Common stock, par value $.0001, 180,000,000
  shares authorized; issued and outstanding
  51,206,068 and 44,206,068 at May 31, 1996 and
  February 29, 1995 respectively                                                 5,120                                        5,120
 Note receivable affiliate                                                    (840,000)               840,000                     0
 Capital in excess of par                                                   13,024,910                                   13,024,910
 Deficit                                                                   (12,324,888)                                 (12,324,888)
Currency exchange                                                               (3,392)                                      (3,392)
                                                                      ----------------                                -------------
                                                                             1,791,750                                    2,631,750
                                                                      ----------------                                -------------
                                                                      $      4,424,137                                $   5,264,137
                                                                      ================                                =============

** Accrued interest on note receivable at 5/31/96.

Note: We would need to pick up 44.76% of Forest Hill's net income or loss prospectively after conversion.